SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) July 24, 1997

                  IONIC FUEL TECHNOLOGY, INC.
   (Exact name of registrant as specified in its charter)


                            Delaware
        (State or Other Jurisdiction of Incorporation)

    1-13234                             06-1333140
(Commission File Number)         (I.R.S. Employer Identification No.)


300 Delaware Avenue #1704 Wilmington, Delaware 19801-1622
 (Address of principal executive offices)           (Zip Code)

(302) 427-5957
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

The Board of Directors of the Registrant has extended the expiration date of the Class A Warrants outstanding which were to expire on July 28, 1997 to a new expiration date of July 28, 1998.

                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Ionic Fuel Technology, Inc.
                   (Registrant)



By: /s/ Douglas F. Johnston, Chairman


DATED: July 24, 1997